EXHIBIT 99.2



                          EXCEL SHAREHOLDERS AGREEMENT

                  AGREEMENT, dated June 5, 1997 (this "Agreement"), by and among TELCO COMMUNICATIONS GROUP INC., a Virginia corporation ("Telco"), and each of the other parties signatory hereto (each, a "Shareholder" and, collectively, the "Shareholders").

                              W I T N E S S E T H:

                  WHEREAS, concurrently herewith, EXCEL Communications, Inc., a Delaware corporation (the "Company"), New RES, INC., a Delaware corporation and a direct wholly-owned subsidiary of the Company ("Holdings"), E-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings ("Merger Subsidiary"), T-Sub, Inc., a Virginia corporation and a wholly-owned subsidiary of Holdings, and Telco are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement) pursuant to which, inter alia, Merger Subsidiary will be merged with and into the Company (the "Company Merger");

                  WHEREAS, each of the Shareholders Beneficially Owns (as defined herein) the number of shares of common stock, par value $0.001 per share, of the Company (the "Shares" or "Company Common Stock") set forth opposite such Shareholder's name on Schedule I hereto;

                  WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Telco has required that the Shareholders agree, and the Shareholders have agreed, to enter into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  1. Provisions Concerning Company Common Stock. Each Shareholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time and termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, such Shareholder shall vote (or cause to be voted) the Shares held of record or Beneficially Owned by such Shareholder, whether heretofore owned or hereafter acquired, (i) in favor of approval of the Merger Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement (after giving effect to any materiality or similar qualifications contained therein) and (iii) except to the extent the action is not prohibited to be taken by the Company under the Merger Agreement or as otherwise agreed to in writing in advance by Telco, against any action which is intended, or could reasonably be expected, to impede, interfere with, materially delay or postpone, or materially adversely affect the Company Merger and the transactions contemplated by the Agreement and the Merger Agreement. Such Shareholder shall not enter into any agreement or understanding with any Person (as defined below) the effect of which would be inconsistent or violative of the provisions and agreements contained in Section 1 or 2 hereof. For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meanings of Section 13(d)(3) of the Exchange Act. For purposes of this Agreement, "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  2. Representations and Warranties. Each Shareholder hereby represents and warrants to Telco as follows:

                  (a) Ownership of Shares. Such Shareholder is the record owner and Beneficial Owner of the number of Shares set forth opposite such Shareholder's name on Schedule I hereto free and clear of all liens, claims and encumbrances. On the date hereof, the Shares set forth opposite such Shareholder's name on Schedule I hereto constitute all of the Shares owned of record or Beneficially Owned by such Shareholder. Such Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite such Shareholder's name on Schedule I hereto, with no limitations, qualifications or restrictions on such rights.

                  (b) Power; Binding Agreement. Such Shareholder has the legal capacity, power and authority to enter into and perform all of such Shareholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Shareholder will not violate any other agreement to which such Shareholder is a party including, without limitation, any voting agreement, shareholder agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy Exception. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Shareholder is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby. If such Shareholder is married and such Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder's spouse, enforceable against such person in accordance with its terms.

                  (c) No Conflicts. (A) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby and (B) none of the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof will (1) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets may be bound, or (2) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Shareholder or any of such Shareholder's properties or assets.

                  (d) Reliance by Telco. Such Shareholder understands and acknowledges that Telco is entering into the Merger Agreement in reliance upon such Shareholder's execution and delivery of this Agreement.

                  (e) No Finder's Fees. Other than existing financial advisory and investment banking arrangements and agreements between the Company and Lehman Brothers Inc., no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by or on behalf of the Company, such Shareholder or any of their respective affiliates.

                  3. Restriction on Transfer and Proxies.

                  (a) Each Shareholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time and termination of the Merger Agreement in accordance with its terms, such Shareholder shall not, directly or indirectly: (i) except as contemplated by the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (collectively, "Transfer"), any or all of such Shareholder's Shares or any interest therein; (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder form performing such Shareholder's obligations under this Agreement.

                  (b) Notwithstanding the provisions of paragraph (a)(i) above, a Transfer shall not include (A) with respect to any Shareholder, a Transfer to any other Shareholder, (B) with respect to any Shareholder that is an individual, a Transfer to (1) a sibling, ancestor or descendant, spouse of any of the foregoing, spouse of such Shareholder, or descendants of any of the foregoing or (2) any trust or family partnership for the primary benefit of such Shareholder or any Persons described in clause (1); or (C) with respect to any Shareholder that is a trust or family partnership, the beneficiaries or partners of the trust or family partnership or another trust or family partnership established for the primary benefit of such beneficiaries or partners.

                  4. Further Assurances. From time to time, at the other party's reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents (including, in the case of the applicable Shareholders, a tax certificate to the extent required under Section 8.2(d) of the Merger Agreement) and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  5. Restrictive Legend. All certificates representing any of such Shareholder's Shares shall contain the following legend:

                "The securities represented by this certificate,
                 including certain voting rights with respect thereto, are subject to the terms of a Shareholders Agreement, dated June 5, 1997, among Telco Communications Group, Inc., the Issuer and the parties listed on the signature pages thereto, a copy of which is on file in the principal office of the Issuer."

                  6. Termination. Except as otherwise provided herein, the covenants and agreements contained herein with respect to the Shares shall terminate upon the earlier of (a) termination of the Merger Agreement in accordance with its terms and (b) the Effective Time.

                  7. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. Each Shareholder signs solely in his or her capacity as the record and/or Beneficial Owner of such Shareholder's Shares.

                  8. Confidentiality. The Shareholders recognize that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Shareholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such Shareholder's counsel and advisors, if any) without the prior written consent of Telco, except for disclosures such Shareholder's counsel advises are necessary in order to fulfill such Shareholder's obligations imposed by law, in which event such Shareholder shall give notice of such disclosure to Telco as promptly as practicable so as to enable Telco to seek a protective order from a court of competent jurisdiction with respect thereto.

                  9. Authority Relative to this Agreement. Telco has the necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Telco and the consummation by Telco of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Telco. This Agreement has been duly executed and delivered by Telco and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes a legal, valid and binding obligation of Telco, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity.

                  10. Miscellaneous.

                  (a) Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  (b) Certain Events. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Shareholder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

                  (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto.

                  (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, with respect to any one or more Shareholders, except upon the execution and delivery of a written agreement executed by the relevant parties hereto.

                  (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

If to any Shareholder:                      At the addresses set forth
                                            on Schedule I hereto
with a copy to:                    Weil, Gotshal & Manges LLP
                                   767 Fifth Avenue
                                   New York, New York  10153
                                   Telephone:  (212) 310-8000
                                   Facsimile:  (212) 310-8007
                                   Attention:  Howard Chatzinoff, Esq. and
                                               Frederick S. Green, Esq.

If to Telco:                       Telco Communications Group, Inc.
                                   4219 Lafayette Center Drive
                                   Chantilly, Virginia 20151-1209
                                   Telephone:  (703) 631-5600
                                   Facsimile:  (703) 803-3430
                                   Attention:  Bryan K. Rachlin, Esq.

with a copy to:                    Swidler & Berlin, Chartered
                                   3000 K Street, N.W., Suite 300
                                   Washington, D.C. 20007
                                   Attention:  John J. Klusaritz, Esq.
                                   Telephone:  (202) 424-7500
                                   Facsimile:  (202) 424-7643

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

                  (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                  (l) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, Telco and each Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

                                 TELCO COMMUNICATIONS GROUP, INC.


                                 By: /s/ Donald A. Burns
                                     -------------------------------------------
                                    Name:  Donald A. Burns
                                    Title: President and Chief Eecutive Officer

                                 TROUTT PARTNERS, LTD.

                                 By:        The Troutt Family Trust,
                                            its general partner


                                            By: /s/ Kenny A. Troutt
                                                --------------------------------
                                               Kenny A. Troutt, Trustee



                                 THE TROUTT FAMILY TRUST


                                 By: /s/ Kenny A. Troutt
                                     --------------------------------
                                     Kenny A. Troutt, Trustee


                                 /s/ Kenny A. Troutt
                                 ------------------------------------
                                 Kenny A. Troutt, individually

NYFS05...:\41\44241\0003\84\AGR5307L.34D

                                  Schedule I to
                             Shareholders Agreement




Name and Address                                          Number of Shares
of Shareholder                                            Beneficially Owned

Troutt Partners, Ltd.                                                 53,000,000

The Troutt Family Trust                                               11,180,000

Kenny A. Troutt                                                              800



  c/o:       EXCEL Communications, Inc.
             8750 North Central Expressway
             Dallas, Texas  75231
             Telephone:  (214) 863-8000
             Facsimile:  (214) 863-8985
             Attention:  J. Christopher Dance, Esq.